SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 15, 2000

                      THE FIRST NATIONAL BANK OF ATLANTA AS
                      TRANSFEROR AND SERVICER ON BEHALF OF
                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                     ---------------------------------------
             (Exact name of Registrant as specified in its charter)

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                     ---------------------------------------
                     (Issuer with respect to the securities)

       United States                  33-95714                 22-2716130
         Deleware                  333-29495-01                22-2716130
         --------                  ------------            --------------
     (State or other               (Commission              (I.R.S. Employer
     Jurisdiction of               File Number)            Identification No.)
      Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359

Item 5.  Other Events
            In March, the First National Bank of Atlanta d/b/a Wachovia Bank Card Services changed the contractual charge-off policy for the Partners First Credit Card Master Trust (the "Trust") from 210 days delinquent to 180 days delinquent to conform to the FFIEC's Uniform Retail Credit Classification and Account Management Policy (the "Policy"). The Policy requires compliance by its effective date, December 31, 2000. The Trust is in full compliance with the Policy as of August 31, 2000.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
             See separate index to exhibits.

Exhibit No.  Document Description
             --------------------
   20        Monthly Servicer's Certificate

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)

   Dated: September 21, 2000      By:  Donald K. Truslow
                                  Title:  Comptroller

                            PARTNERS FIRST CREDIT CARD MASTER TRUST
                            ---------------------------------------
                                      (Co-Registrant)

   Dated: September 21, 2000       By:  THE FIRST NATIONAL BANK OF ATLANTA
                                  (Transferor and Servicer of the Co-Registrant)

                                   By:  Donald K. Truslow
                                   Title:  Comptroller

                                    INDEX TO EXHIBITS

      Exhibit
       Number        Exhibit

         20          Monthly Servicer's Certificate